                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        December 31, 1996
                                                 -------------------------------



                      HOLLYWOOD CASINO CORPORATION
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            (Exact name of registrant as specified in its charter)



        DELAWARE                       33-48887                  75-2352412
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)


Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas       75240
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            (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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

ITEM 2. DISPOSITION OF ASSETS

     On December 31, 1996, Hollywood Casino Corporation ("HCC" or the "Company") distributed to its shareholders the common stock owned by HCC of Greate Bay Casino Corporation ("GBCC", formerly known as Pratt Hotel Corporation), which amounted to approximately 80% of the total outstanding stock of GBCC. Shareholders of record on December 24, 1996 received approximately .167852 of a share of GBCC common stock for each share of HCC stock owned. As a result of the dividend, GBCC is no longer a subsidiary of HCC. GBCC's principal assets and sources of revenues are the Sands Hotel and Casino in Atlantic City, New Jersey and management and consulting contracts with entertainment facilities operated under the service mark Hollywood Casino(R) in Aurora, Illinois and Tunica County, Mississippi which are owned by HCC. GBCC's assets represented approximately 45% of the consolidated assets of HCC at September 30, 1996.

ITEM 7.  PRO FORMA FINANCIAL STATEMENTS

                 Hollywood Casino Corporation and Subsidiaries
  Introductory Notes to Unaudited Pro Forma Consolidated Financial Statements

     Effective December 31, 1996, HCC distributed to its shareholders all of the common stock owned by HCC of GBCC (which amounted to approximately 80% of the total outstanding stock of GBCC). As a result of this distribution, GBCC is no longer a subsidiary of HCC. The following unaudited pro forma consolidated balance sheet of Hollywood Casino Corporation and Subsidiaries as of September 30, 1996 has been prepared assuming that the distribution had occurred on September 30, 1996. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 have been prepared assuming that the distribution had occurred on January 1, 1995. Such information presents, as of the dates and for the periods described, the consolidated financial position and results of operations of HCC including GBCC, the separate balances and amounts attributable to GBCC, additional pro forma adjustments and the resulting HCC financial information exclusive of GBCC's activities.

     The unaudited pro forma financial statements are presented for informational purposes only and do not purport to present what the consolidated balance sheet would have been had the distribution, in fact, occurred on September 30, 1996 or what the consolidated statements of operations for the nine months ended September 30, 1996 or for the year ended December 31, 1995 would have been had the distribution, in fact, occurred on January 1, 1995 or to project the results of operations for any future period.

                 Hollywood Casino Corporation and Subsidiaries
                Unaudited Pro Forma Consolidated Balance Sheet
                              September 30, 1996
                            (Dollars in thousands)

                                                        HCC         Eliminate
                                                    Consolidated   GBCC, Net of       Other       Pro Forma
                                                      Pre-GBCC     Intercompany     Pro Forma        HCC
                                                      Spinoff     Adjustments(1)   Adjustments   Consolidated
------------------------------------------------  --------------  --------------  -------------  ------------
Assets
Current assets:
  Cash and cash equivalents                           $  57,182       $ (26,920)  $       -         $ 30,262
  Accounts receivable                                    15,154         (11,442)          -            3,712
  Receivables from GBCC                                       -           1,273           -            1,273
  Other current assets                                   18,793          (7,058)     (1,395) (2)      10,340
                                                      ---------       ---------   ---------         --------
    Total current assets                                 91,129         (44,147)     (1,395)          45,587
                                                      ---------       ---------   ---------         --------
Property and equipment:
  Property and equipment                                567,484        (317,721)          -          249,763
  Less - accumulated depreciation and
    amortization                                       (203,789)        158,607           -          (45,182)
                                                      ---------       ---------   ---------         --------
                                                        363,695        (159,114)          -          204,581
                                                      ---------       ---------   ---------         --------
Cash restricted for construction projects                   232               -           -              232
                                                      ---------       ---------   ---------         --------
Other assets:
  Deferred financing costs                               14,718          (7,924)          -            6,794
  Land rights                                             7,709               -           -            7,709
  Receivables from GBCC                                       -           1,000           -            1,000
  Other noncurrent assets                                25,905          (9,752)          -           16,153
                                                      ---------       ---------   ---------         --------
    Total other assets                                   48,332         (16,676)          -           31,656
                                                      ---------       ---------   ---------         --------
                                                      $ 503,388       $(219,937)  $  (1,395)        $282,056
                                                      =========       =========   =========         ========

Liabilities and Shareholders' Equity (Deficit)
Current liabilities:
  Current maturities of long-term debt and
    capital leases                                    $  10,149       $  (2,735)  $       -         $  7,414
  Accounts and notes payable                             15,884         (10,561)          -            5,323
  Payable to GBCC                                             -           2,286           -            2,286
  Other current liabilities                              54,458         (28,228)          -           26,230
                                                      ---------       ---------   ---------         --------
    Total current liabilities                            80,491         (39,238)          -           41,253
                                                      ---------       ---------   ---------         --------
Long-term debt                                          471,261        (269,007)          -          202,254
Capital lease obligations                                22,098               -           -           22,098
Other current liabilities                                10,102          (4,983)          -            5,119
                                                      ---------       ---------   ---------         --------
  Total other liabilities                               503,461        (273,990)          -          229,471
                                                      ---------       ---------   ---------         --------
Stockholders' equity (deficit)                          (80,564)         93,291      (1,395) (2)      11,332
                                                      ---------       ---------   ---------          -------
                                                      $ 503,388       $(219,937)  $  (1,395)       $ 282,056
                                                      =========       =========   =========        =========




                    The accompanying explanatory notes are
              an integral part of these consolidated statements.

                 Hollywood Casino Corporation and Subsidiaries
           Unaudited Pro Forma Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1996
               (Dollars in thousands, except per share amounts)

                                                         HCC          Eliminate
                                                    Consolidated    GBCC, Net of       Other          Pro Forma
                                                      Pre-GBCC      Intercompany     Pro Forma           HCC
                                                       Spinoff     Adjustments(1)   Adjustments     Consolidated
                                                    -------------  ---------------  ------------    -------------
Revenues
  Casino                                             $   374,609    $  (188,735)    $         -      $   185,874
  Rooms                                                   14,311        (11,107)              -            3,204
  Food and beverage                                       46,868        (27,693)              -           19,175
  Other                                                   10,480         (5,798)              -            4,682
                                                     -----------    -----------     -----------      -----------
                                                         446,268       (233,333)              -          212,935
Less - promotional allowances                            (38,648)        21,616               -          (17,032)
                                                     -----------    -----------     -----------      -----------
  Net revenues                                           407,620       (211,717)              -          195,903
                                                     -----------    -----------     -----------      -----------
Expenses:
  Casino                                                 302,584       (169,156)              -          133,428
  Rooms                                                    4,424         (3,644)              -              780
  Food and beverage                                       15,310         (9,749)              -            5,561
  Other                                                    5,382         (3,773)              -            1,609
  General and administrative                              28,217        (14,156)              -           14,061
  Management and consulting fees                               -          7,710               -            7,710
  Depreciation and amortization                           31,797        (15,763)              -           16,034
  Development                                                721              -               -              721
                                                     -----------    -----------     -----------      -----------
    Total expenses                                       388,435       (208,531)              -          179,904
                                                     -----------    -----------     -----------      -----------
Income from operations                                    19,185         (3,186)              -           15,999
                                                     -----------    -----------     -----------      -----------
Non-operating expenses:
  Interest expense, net                                  (41,332)        21,902               -          (19,430)
  Loss on assets held for sale                              (658)           612               -              (46)
                                                     -----------    -----------     -----------      -----------
    Total non-operating expense                          (41,990)        22,514               -          (19,476)
                                                     -----------    -----------     -----------      -----------

Loss before income taxes and
  nonrecurring charges                                   (22,805)        19,328               -           (3,477)
Income tax provision                                        (526)            51            (334) (3)        (809)
                                                     -----------    -----------     -----------      -----------
Net loss before nonrecurring charges                 $   (23,331)   $    19,379     $      (334)     $    (4,286)
                                                     ===========    ===========     ===========      ===========
Net loss per share before nonrecurring charges            $(0.94)          $.78     $     (0.01)          $(0.17)
                                                     ===========    ===========     ===========      ===========

Number of shares used for loss per
  share calculation                                   24,719,968     24,869,961      24,719,968       24,719,968
                                                     ===========    ===========     ===========      ===========


                    The accompanying explanatory notes are
              an integral part of these consolidated statements.

                 Hollywood Casino Corporation and Subsidiaries
           Unaudited Pro Forma Consolidated Statement of Operations
                     For the Year Ended December 31, 1995
               (Dollars in thousands, except per share amounts)

                                               HCC          Eliminate
                                          Consolidated    GBCC, Net of       Other           Pro Forma
                                            Pre-GBCC      Intercompany     Pro Forma            HCC
                                             Spinoff     Adjustments(1)   Adjustments      Consolidated
                                          -------------  ---------------  ------------     -------------
Revenues
  Casino                                   $   498,618    $  (264,048)    $         -       $   234,570
  Rooms                                         17,950        (14,763)              -             3,187
  Food and beverage                             56,225        (34,856)              -            21,369
  Other                                         12,459         (6,100)              -             6,359
                                           -----------    -----------     -----------       -----------
                                               585,252       (319,767)              -           265,485
Less - promotional allowances                  (45,309)        27,083               -           (18,226)
                                           -----------    -----------     -----------       -----------
  Net revenues                                 539,943       (292,684)              -           247,259
                                           -----------    -----------     -----------       -----------

Expenses:
  Casino                                       364,933       (209,282)              -           155,651
  Rooms                                          6,596         (4,985)              -             1,611
  Food and beverage                             19,091        (11,662)              -             7,429
  Other                                          5,537         (3,737)              -             1,800
  General and administrative                    36,914        (21,023)              -            15,891
  Management and consulting fees                     -         10,632               -            10,632
  Depreciation and amortization                 40,955        (20,523)              -            20,432
  Development                                    6,765              -               -             6,765
                                           -----------    -----------     -----------       -----------

    Total expenses                             480,791       (260,580)              -           220,211
                                           -----------    -----------     -----------       -----------
Income from operations                          59,152        (32,104)              -            27,048
                                           -----------    -----------     -----------       -----------
Non-operating expenses:
  Interest expense, net                        (51,850)        34,936               -           (16,914)
  Loss on assets held for sale                    (514)           (56)              -              (570)
                                           -----------    -----------     -----------       -----------

    Total non-operating expense                (52,364)        34,880               -           (17,484)
                                           -----------    -----------     -----------       -----------

Income before income taxes and
  nonrecurring charges                           6,788          2,776               -             9,564

Income tax provision                              (268)        (3,933)           (399) (3)       (4,600)
                                           -----------    -----------     -----------       -----------
Net income before nonrecurring charges     $     6,520    $    (1,157)    $      (399)      $     4,964
                                           ===========    ===========     ===========       ===========
Net income per share before
nonrecurring charges                             $0.26         $(0.05)    $     (0.01)            $0.20
                                           ===========    ===========     ===========       ===========
Number of shares used for income per
  share calculation                         24,849,965     24,849,965      24,849,965        24,849,965
                                           ===========    ===========     ===========       ===========




                    The accompanying explanatory notes are
              an integral part of these consolidated statements.

                 Hollywood Casino Corporation and Subsidiaries
  Explanatory Notes to Unaudited Pro Forma Consolidated Financial Statements

(1) The amounts shown for GBCC include the elimination of intercompany balances with HCC resulting from the distribution of GBCC stock and associated transactions as if they had occurred on September 30, 1996. The accompanying pro forma consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 have eliminated the recognition of interest income on such intercompany balances for each of the periods presented except to the extent collected.

(2) The estimated tax effect of the distribution and its impact on HCC's consolidated net deferred tax asset has been reflected in the accompanying pro forma balance sheet at September 30, 1996.

(3) As a result of the distribution, certain advantageous state tax elections are no longer available. An adjustment has been reflected in the accompanying pro forma consolidated statements of operations to reflect the estimated additional tax provision for each of the nine months ended September 30, 1996 and the year ended December 31, 1995.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOLLYWOOD CASINO CORPORATION
                                        ----------------------------
                                                 Registrant


Date  January 14, 1997                  /s/    John C. Hull
      ----------------                  ----------------------------
                                               John C. Hull
                                          Corporate Controller and
                                        Principal Accounting Officer

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